Exhibit 10.2

VOTING RIGHTS PROXY AGREEMENT

This Voting Rights Proxy Agreement (this “Agreement”) is entered into as of September 30, 2018 (“Effective Date”), 2018 by and between Qiuli Wang (“Wang”) and the undersigned shareholder (the “Shareholder”). Wang and the Shareholder are each referred to in this Agreement as a “Party” and collectively as the “Parties.”

RECITALS

A.          The Shareholder is a member of Asia Times Holdings Limited, a British Virgin Islands company (the “Company”) and the registered holder of such number of the ordinary shares of the Company (the “Ordinary Share”), par value $0,001 per share, of the Company as set forth on Schedule A of this Agreement (the “Shares”);

B.           The Shares are beneficially owned by Yanru Zhou, a director of the Shareholder, through his 100% ownership of the Shareholder; and

C.           The Shareholder desires to grant to Wang a proxy to vote the Shares for the maximum period of time permitted by law, by entry of the power of attorney set forth on Schedule B of this Agreement.

NOW THEREFORE, the Parties agree as follows:

1.	The Shareholder hereby agrees to irrevocably grant a power of attorney to, and entrust, Wang, for the maximum period of time permitted by law, with all of its voting rights as a member of the Company, including without limitation, in connection with the election of directors and approval of all corporate transactions which requires the approval of the Company’s members. Wang shall exercise such rights in accordance with the laws of the British Virgin Islands and the Company’s memorandum and articles of association, as may be amended.

2.	This Agreement has been duly executed by the Parties as of the Effective Date. This Agreement shall take effect upon the Effective Date.

3.	The Shareholder represents and warrants to Wang that such Shareholder legally and beneficially owns such Shares as set forth on Schedule A. free and clear of all liens and encumbrances, and such Shareholder has not granted to any party, other than Wang, a power of attorney or proxy over any of such Shares or any of such Shareholder’s rights as a member of the Company. The Shareholder further represents and warrants that the execution and delivery of this Agreement by such Shareholder shall not violate any law, regulations, judicial or administrative order, arbitration award, agreement, contract or covenant applicable to such Shareholder.

4.	This Agreement, may be terminated at any time by either Party, with or without cause, provided that a thirty (30) day prior written notice is given to either Wang (in the case the Shareholder wishes to terminate the Agreement) or the Shareholder (in the case Wang wishes to terminate the Agreement).

5.	No provision of this Agreement may be amended or waived without the prior written consent or agreement of the Parties hereto.

6.	This Agreement shall be governed by, construed and entered in accordance with the laws of the British Virgin Islands applicable to contracts deemed to be made within jurisdiction, without regard to choice of law or conflict of law provisions thereof.

7.	Except for the parties to this Agreement and their respective successors and assigns, nothing expressed or implied in this Agreement is intended, or will be construed, to confer upon or give any person other than the parties hereto and their respective successors and assigns any rights or remedies under or by reason of this Agreement.

[SIGNATURE PAGE FOLLOWS]

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IN WITNESS WHEREOF, the undersigned have duly executed this Agreement as of the day and year first written above.

By:	/s/ Qiuli Wang

Name: Qiuli Wang

Accepted and Acknowledged:

By:	/s/ Yanru Zhou

Name: Yanru Zhou
for and on behalf of Eno Group Limited
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Schedule A

Shareholder	Number of Ordinary Shares	Ownership Percentage*
Eno Group Limited	13,000	26%

*	The percentage is based on 50,000 shares of ordinary share of the Company issued and outstanding as of the date of this Agreement.

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Schedule B

Form of Power of Attorney

This POWER OF ATTORNEY is made by Eno Group Limited (the Appointer) of SUITE 2501A SKYLINE TOWER 39 WANG KWONG RD KOWLOON BAY, HONG KONG on 30 September 2018. The Appointer is the registered holder of 13,000 ordinary shares of par value $0.001 per share (the Shares) in Asia Times Holdings Limited, a British Virgin Islands company (the Company).

1.	Background

It was noted that the Appointer has entered into a voting proxy agreement (the Agreement) with Qiuli Wang (Wang) pursuant to which the Appointer has agreed to appoint Wang as its proxy to vote the Shares for the maximum period of time permitted by law, and as determined in this Power of Attorney.

2.	Appointment

Pursuant to the Agreement, the Appointer therefore irrevocably appoints Wang to act as its attorney with full power in the Appointer's name or otherwise and on its behalf (and as Wang in his absolute discretion sees fit) to exercise all rights in relation to the Shares including to:

(a)	receive and accept service of or waive any notices, and execute any consent to short notice, attend and vote at and demand a poll at any meetings or any class meetings of the holders of shares or securities in the Company;

(b)	attend, participate and vote at any general meeting or class meeting of the Company in relation to the Shares including any election of directors and approval of all corporate transactions which requires the approval of the Company’s members);

(c)	give any written consent to any resolution of the holders of shares or securities in the Company, whether or not that consent or resolution relates to all of or any class of shares or securities or otherwise of the Company in relation to the Shares;

(d)	exercise all or any of the voting and other rights, powers and privileges attached to the Shares or otherwise capable of being exercised by the Appointer in relation to the Shares;

(e)	appoint any person as the Appointer may decide as the Appointer's proxy at any meeting or any class meeting of holders of shares or securities in the Company and for that purpose to execute, complete and lodge a form of proxy on behalf of the Appointer irrespective of whether or not the Appointer has separately appointed a proxy;

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(f)	deal with, and give directions on behalf of the Appointer as to, any money, security, benefit, document, notices or other communication in whatever form arising by right of the Shares or received in connection with the Shares from the Company or any other person; and

(g)	otherwise execute, deliver any document, deed or instrument and do anything which may be done in the Appointer's capacity as registered holder of the Shares.

3.	Term

This Power of Attorney may be revoked by the Appointer or Wang at any time from the date of execution and delivery of this Power of Attorney, with or without cause, provided that a thirty (30) day prior written notice is given to either Wang (in the case the Appointer wishes to terminate the Power of Attorney) or the Appointer (in the case Wang wishes to terminate the Power of Attorney).

4.	Ratification and Indemnity

The Appointer undertakes to ratify and confirm whatever Wang does or purports to do in good faith in the exercise of any power conferred by this Power of Attorney.

The Appointer undertakes to indemnify Wang fully against all claims, losses, costs, expenses, damages or liability which he sustains or incurs as a result of any action taken in good faith pursuant to this Power of Attorney (including any cost incurred in enforcing this indemnity).

5.	Validity

The Appointer declares that a person who deals with Wang in good faith may accept a written statement signed by Wang to the effect that this Power of Attorney has not been revoked as conclusive evidence of that fact.

6.	Governing Law and Jurisdiction

This Power of Attorney is governed by and shall be construed in accordance with the laws of the British Virgin Islands. Noil-contractual obligations (if any) arising out of or in connection with this Power of Attorney (including its formation) shall also be governed by the laws of the British Virgin Islands.

The courts of the British Virgin Islands shall have exclusive jurisdiction to settle any dispute or claim arising out of or in connection with this Power of Attorney or its subject matter or formation (including non-contractual disputes or claims).

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IN WITNESS WHEREOF, the undersigned have duly executed this Power of Attorney as of the day and year first written below.

This Power of Attorney has been executed as a deed and has been delivered on 30 September, 2018

By:	/s/ Yanru Zhou
Name: Yanru Zhou
for and on behalf of
Eno Group Limited

and

By:	/s/ Qiuli Wang
Name: Qiuli Wang

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POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS:

Qiang Chen (CEO of Asia Times Holdings Limited)

Here in after referred to as PRINCIPAL, in the

City of	Shenzhen

State/Country of	China

Do(es) appoint:

Ying Li

his (her) true and lawful attorney.

In principal’s name, and for principal’s use and benefit, said attorney is authorized hereby:

(1) To execute, acknowledge, and deliver such written documentation with respect to completing and filing a UNIFORM APPLICATION FOR ACCESS CODES TO FILE ON EDGAR with the U.S. Security and Exchange Commission, all upon such terms and conditions as said attorney shall approve.

Giving and granting to said attorney full power and authority to do all and every act and thing whatsoever requisite and necessary to be done relative to any of the foregoing as fully to all intents and purposes as principal might or could do if personally present.

All that said attorney shall lawfully do or cause to be done under the authority of this power of attorney is expressly approved.

30 September 2018
Date	Signature